UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2014

HERSHA HOSPITALITY TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-14765	251811499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Hersha Drive

Harrisburg, Pennsylvania 17102

(Address and zip code of

principal executive offices)

Registrant’s telephone number, including area code: (717) 236-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 23, 2014:

•

Hersha Hospitality Limited Partnership (“HHLP”), the operating partnership of Hersha Hospitality Trust (“Hersha”), amended its partnership agreement to allow for the issuance of profits interests in HHLP in the form of LTIP Units, a new class of limited partnership units in HHLP, and to establish the terms of the LTIP Units.  The Sixth Amendment to Agreement of Limited Partnership of Hersha Hospitality Limited Partnership, dated as of December 23, 2014 (the “Partnership Agreement Amendment”), is filed as Exhibit 10.1 to this Current Report on Form 8-K.

•

Hersha amended and restated its 2012 Equity Incentive Plan (as amended and restated, the “Plan”) to add LTIP Awards (a grant of LTIP Units) as a type of award available under the Plan.  As amended and restated, the Plan provides that the grant of an LTIP Award will reduce the maximum aggregate number of Hersha common shares issuable pursuant to the Plan on a one-for-one basis, thereby treating each LTIP Award as an award of the number of Hersha common shares equal to the number of LTIP Units covered by the LTIP Award.  If LTIP Units are subsequently converted into Hersha common shares (as described below), the shares issued in connection with the conversion will not further reduce the maximum aggregate number of Hersha common shares issuable pursuant to the Plan. The Amended and Restated Hersha Hospitality Trust 2012 Equity Incentive Plan  is filed as Exhibit 10.2 to this Current Report on Form 8-K.

•

The Compensation Committee of Hersha’s Board of Trustees approved, pursuant to the Plan, LTIP Awards for an aggregate of 1,948,324 LTIP Units to certain executive officers of Hersha.  In connection with the LTIP Awards, Hersha and HHLP entered into an LTIP Unit Vesting Agreement with each of the executive officers that sets forth the vesting and other terms and conditions of the LTIP Award made to each of them.  A form of the LTIP Unit Vesting Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K.

•

The executive officers who received LTIP Awards forfeited an aggregate of 1,948,324 Hersha common shares, all of which were unvested as of the grant date of the LTIP Awards and previously awarded to the executive officers under the Plan (the “Restricted Stock Awards”).

The LTIP Units covered by the LTIP Awards granted on December 23, 2014 (the “December 2014 LTIP Awards”) are subject to the same time-based vesting conditions that applied to the forfeited Restricted Stock Awards.  Like the forfeited Restricted Stock Awards, the LTIP Units covered by the December 2014 LTIP Awards vest on December 31 and June 1 of each year (beginning on December 31, 2014 and ending on June 1, 2017), provided the executive officer remains in the continuous employ of Hersha, HHLP or an affiliate of Hersha or HHLP from the grant date until the applicable vesting date, and will be subject to accelerated vesting under certain conditions (termination for cause, termination due to death or a disability or in the event of a change in control (as defined in the Plan)).  Initially, all LTIP Units, including those covered by the December 2014 LTIP Awards, will not have full parity with HHLP’s common units with respect to liquidating distributions. Upon the occurrence of certain “book-up” events described in the Partnership Agreement Amendment, the LTIP Units can over time achieve full parity with HHLP’s common units for all purposes, and therefore accrete to an economic value equivalent to one Hersha common share. If such parity is reached, vested LTIP Units may be redeemed for cash in an amount equal to the then fair market value of an equal number of Hersha common shares or converted into an equal number of Hersha common shares, as determined by Hersha at its election.

The following table sets forth the executive officers who received the December 2014 LTIP Awards, the number of Hersha common shares forfeited by each of them and the number of LTIP Units covered by the December 2014 LTIP Awards to each of them, as well as the applicable vesting terms:

		Awarded
Executive Officer	Number of Forfeited Restricted Stock Awards	Number of LTIP Units Awarded
Hasu P. Shah	166,881	166,881(1)
Jay H. Shah	942,619	942,619(2)
Neil H. Shah	582,462	582,462(3)
Ashish R. Parikh	191,948	191,948(4)
Michael R. Gillespie	64,414	64,414(5)

(1) The LTIP Units vest as follows: (i) 56,479 – December 31, 2014; (ii) 20,803 – June 1, 2015; (iii) 35,019 – December 31, 2015; (iv) 20,803 – June 1, 2016; (v) 12,975 – December 31, 2016; and (vi) 20,802 – June 1, 2017.

(2) The LTIP Units vest as follows: (i) 177,197 – December 31, 2014; (ii) 205,056 – June 1, 2015; (iii) 110,138 – December 31, 2015; (iv) 205,056 – June 1, 2016; (v) 40,117 – December 31, 2016; and (vi) 205,055 – June 1, 2017.

(3) The LTIP Units vest as follows: (i) 177,197 – December 31, 2014; (ii) 85,004 – June 1, 2015; (iii) 110,138 – December 31, 2015; (iv) 85,004 – June 1, 2016; (v) 40,117 – December 31, 2016; and (vi) 85,002 – June 1, 2017.

(4) The LTIP Units vest as follows: (i) 59,760 – December 31, 2014; (ii) 27,381 – June 1, 2015; (iii) 36,693 – December 31, 2015; (iv) 27,381 – June 1, 2016; (v) 13,352 – December 31, 2016; and (vi) 27,381 – June 1, 2017.

(5) The LTIP Units vest as follows: (i) 23,350 – December 31, 2014; (ii) 6,956 – June 1, 2015; (iii) 14,766 – December 31, 2015; (iv) 6,956 – June 1, 2016; (v) 5,431 – December 31, 2016; and (vi) 6,955 – June 1, 2017.

The foregoing description of the Partnership Agreement Amendment, the Plan and the form of LTIP Unit Vesting Agreement does not purport to be complete and is qualified in its entirety by the full text of each, filed as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated by reference herein.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

10.1 Sixth Amendment to Agreement of Limited Partnership of Hersha Hospitality Limited Partnership, dated as of December 23, 2014.

10.2Amended and Restated Hersha Hospitality Trust 2012 Equity Incentive Plan, effective as of December 23, 2014.

10.3Form of LTIP Unit Vesting Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERSHA HOSPITALITY TRUST

By:  /s/ Ashish R. Parikh

Ashish R. Parikh

Chief Financial Officer

December 23, 2014

EXHIBIT INDEX

23
Exhibit Number	Description of Exhibit
10.1	Sixth Amendment to Agreement of Limited Partnership of Hersha Hospitality Limited Partnership, dated as of December 23, 2014.
10.2	Amended and Restated Hersha Hospitality Trust 2012 Equity Incentive Plan, effective as of December 23, 2014.
10.3	Form of LTIP Unit Vesting Agreement.